Exhibit 12.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Louis Gries, certify that:
1.	I have reviewed this amendment to annual report on Form 20-F/A No. 2 of James Hardie Industries N.V.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 18, 2007	/s/ Louis Gries
Louis Gries
Chief Executive Officer